UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2003

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20710	68-0137069

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4460 Hacienda Drive Pleasanton, California	94588-8618

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 225-3000

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     PeopleSoft, Inc. issued the press release attached as exhibit 99.1 to this Current Report on Form 8-K on June 11, 2003.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 11, 2003	PEOPLESOFT, INC.

	By:	/s/ Kevin T. Parker

Kevin T. Parker Executive Vice President, Finance and Administration Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by PeopleSoft, Inc. dated June 11, 2003